Exhibit 10.1

REGISTRAR OF MINES

COPIAPO

DIGEST No. 735/2013	vor.-

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SHARES PURCHASE SALE CONTRACT

OF

THE COMPANY, COMPAÑÍA LEGAL MINERA "COCINA DIECINUEVE DE LA HOYADA DE MARICUNGA”

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MINERA LI ENERGY SpA

TO

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JOSE RESK NARA &&&

Copiapó, Republic of Chile, on the sixteenth of April, 2013, before me, HERNAN CAÑAS ES, Attorney, Notary Public and Registrar of Mines and Title Holder of this Province with offices on Calle O'Higgins No. 676, Appear before me on the one hand, Mr. JOSÉ RESK NARA, Chilean, married, mining entrepreneur, National Identification No. 3.617.130-8, bearing legal residence in this city, Calle Chañarcillo No. 715, hereinafter indistinctly referred to as the el “Seller”; on the one hand, and on the other hand, MINERA LI ENERGY SpA, stock company of the mining trade activity, incorporated according to the laws of Chile, Single Taxing No. 76.102.972-K, represented hereto by Messrs. Luis Sáenz Rocha, Bolivian, married, economist, passport of the Republic of Bolivia No. 2233208, and Carlos Roberto Gaona Velasco, Chilean, married, civil engineer, National Identification No. 6.979.101-1, all bearing legal residence for these purposes on Calle Marchant Pereira 150, Oficina 803, District of Providencia, Santiago and passing in this city, hereinafter indistinctly the “Buyer”; those appearing before me, of legal age, who credit their identities with the aforementioned identification cards and therefore expound as follows: ONE:

ONE: BACKGROUND INFORMATION. 1.1. Mr. José Resk Nara is

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the title holder of fifty shares of the Company, Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” (hereinafter the “Company”), Company that is inscribed on page 41, No. 16, of the Register of Property and on page 287, No. 12, Book No. 51 of the Shareholders’ Register, both of the Registrar of Mines of Copiapo dated 1981. The remaining fifty shares of the referred to company are the property of Mr. Carlos Alfonso Iribarren Iribarren. 1.2. The Company, Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” is the exclusive owner and title holder of the group of mining properties called “Cocina Diecinueve al Veintisiete”, whose constitutive sentence and measurement minutes are inscribed on Page 392, No. 150, of the Register of Property of the Registrar of Mines of Copiapo corresponding to 1937. Its property deed registers archived on page 40, back of page, No. 15, of the Property Register dated 1981 of the same Registrar of Mines. 1.3. That the parties hereto come to enter into the following shares purchase sale contract of the Company, Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga”, hereinafter the “Contract”. TWO: DEFINITIONS. 2.1. “Shares”: The parties hereto agree that the shares indicated in Clause One above, No. 1.1, will be called hereinafter for the purposes of this Contract, "Shares". 2.1 “Properties”: For the purpose of the hereby Contract, “Properties” will be understood to be, those individualized in No. 1.2 above. THREE: DECLARATION OF THE BUYER. 3.1.. Mr. José Resk Nara hereby expressly declares as follows: (a) That he is the exclusive owner of fifty shares of the Company, Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” individualized in Number 1.1, of clause one above, and that such Shares are free from all levies, sales promise, usufruct, resolutive condition, pledge, prohibition, interdiction, embargo and pending litigation, as well as any impediment that could affect its free use, enjoyment and disposition; that such Shares are in its position and are of his free disposition, and that he has no

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knowledge of possible litigation that could affect such Shares; (b) That the mining Properties that he is owner of in such company are duly incorporated and in force and effectively covered with all its fully and timely patents paid; (c) That such Properties do not overlap any rights from third parties that could have inhabited such lands to explore and/or exploit substances that can be subject to concession in the same area where such Properties are found; (d) That the shares were acquired with a legal title, in good faith, according to the law, regulations and other applicable standards; (e) That the process for incorporating the Properties owned by the Company was carried out according to the law, regulation and other applicable standards; (f) That the subscription of this Contract, as well as its execution will not contravene or violate any other Contract or agreement in force entered into, both in terms of him as well as the Company; (g) That there is no Contract or agreement in force that is directly or indirectly related with the shares or with this Contract, and that there is no Contract or agreement that could affect the rights established in favor of the Buyer according to this instrument; (h) That there is no pending trial in which he or the Company is a part of or that he or the company is a third party of, and that is related with the title holding property of the Seller over the shares, and he does not have any knowledge of the existence of possible faults that could affect the shares or the Properties or of any pending judicial actions that affect or could affect, or that are related to, or that are related in any manner with the shares and the aforementioned Properties; (i) In the area covered by the freehold Properties of the referred to company, there are no other mining rights of their property or of people related to the Seller. These declarations are considered determining and essential for entering into the hereby Contract. 3.2. Mr. José Resk Nara hereby declares that until midnight on April 15, of this year, he had enforce a purchase option contract for his fifty shares, whose beneficiary was the Company Simbalik Group Inversiones Limitada, ex-Simbalik Internacional S.A.,

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Contract that is evident on the public deed granted dated December 2, 2009 in this Public Notary, Digest No. 2149/2009 (hereinafter the “Option Contract”), which had the following modifications: (a) The one that is evident in public deed subscribed before this Public Notary dated January 20, 2011, Digest No. 118 / 2011; (b) The one that is evident in public deed subscribed before this Public Notary dated July 24, 2012, Digest No. 1305 / 2012, rectified and supplemented by public deed dated August 6, 2012, granted in the Public Notary of Santiago of Mr. Raúl Iván Perry Pefaur, Digest No. 35,698; (c) (c) The one that is evident in public deed subscribed before this Public Notary dated November 9, 2012, Digest No. 2021 / 2012. As is evident in Clause 2 of the last one of the modifications referred to in letter (c) above, the purchase time period of the shares matured at midnight on April 15, 2013. According to Clause 3, No. 4, of the Option Contract, the acceptance of the offer should have been materialized within the time period that expired at the aforementioned time by public deed granted before Notary Public Mr. Hernán Cañas Valdés, his alternate or successor, before which the payment of the fee of five-million United States of America Dollars (US$5,000,000) should have been made, which also matured at midnight on April 15, 2013, sum that should have been distributed in equal parts between Mr. José Resk Nara and Mr. Carlos Alfonso Iribarren Iribarren , Offering Seller of the remaining fifty shares of the Company. 3.3. As is evident for the authorizing Notary Public, which he has certified in the document authenticated under No. 53 of the Registrar of Public Instruments, corresponding to the second quarter of the hereby Public Notary and on the same date and digest, within the time period that matured at midnight April 15, 2013, the beneficiary of the Option Contract, the Company Simbalik Group Inversiones Limitada (hereinafter “Simbalik”), ex Simbalik Internacional S.A., did not accept the purchase option for the shares, both of the party subscribing and of Mr. Carlos Alfonso Iribarren Iribarren, as well as the fact that it did not leave in the hands of this

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referred to Notary Public a check in Dollars of the United States of America, nominative extended on behalf of each one of the offering parties, for the amount of two million five-hundred Dollars of the United States of America (US$ 2,000,000) each, according to what is stated in No.3, of Clause Four of the Option Contract. As the result of not granting the acceptance public deed of the purchase offer for the shares, as well as the non-delivery of the balance of the purchase-sale price, in the manner considered in the Option Contract, and due to the strict application of what has been agreed by the parties hereto in No. 5 of Clause Three of the same Contract, since Simbalik omitted, payment of the fee for the balance of the price that matured on midnight of April 15, 2013, it was understood that this Company desisted from accepting the purchase option for the shares. Further still, evidence is left that Clause Twelve of the Option Contract, provided that in case that Simbalik does not exercise the option within the enforcement period of the Option Contract, which matured at midnight on April 15, 2013, it must be understood that it waived such purchase option, starting from that date, ceasing all agreed to obligations in such contract for Simbalik, with the exception of those expressly maintained in force. 3.4. Given the withdrawal of the purchase option of the shares conferred to Simbalik in the Option Contract, option that is understood to be withdrawn according to the same Contract, the Registrar of Mines of Copiapo must go on and leave without effect the inscription of the Option Contract that is evident on page No. 20 and on page No. 23, No. 21, both from the Book of Encumbrances and Prohibitions of the Shareholders’ Register of the Registrar of Mines of Copiapo, dated 2009, as well as the marginal annotations that are evident in Nos. 3 and 4 of the inscription of the Company of page 41, No. 16, of the Property Register of the same Registrar of Mines corresponding to 1981; and the marginal annotations carried out in the inscription of page 287, No. 12 of the Shareholders’ Register, Book No. 51, of the Registrar of Mines of Copiapo dated 1981. Finally and given the application of what has been

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agreed to between the Company, represented hereto by its shareholders, Messrs. José Resk Nara and Carlos Alfonso Iribarren Iribarren, and Simbalik in Clause Four of the public deed granted in this same Public Notary dated December 2, 2009, Digest No. 2150 / 2009, on not having exercised the purchase option of the shares that are the object of the Option Contract, which has been left without value and the mortgage and prohibition incorporated regarding the Properties without any effect whatsoever, that are inscribed on page 152, and on the back, No. 57, of the Registrar of Mortgages and Encumbrances, and on page 67, and on the back, No. 36, of the Registrar of Prohibitions and Interdictions, both of the Registrar of Mines of Copiapo, dated 2009. FOUR: PURCHASE-SALE. Through the hereby instrument, Mr. José Resk Nara, sells, assigns and transfers to the Minera Li Energy SpA, who purchases, acquire and accept their representatives already individualized, fifty company shares of Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” that he is the owner of, individualized in No. 1.1 of Clause One above. FIVE: PRICE OF THE PURCHASE-SALE. The price of the purchase-sale of the fifty shares of Mr. José Resk Nara of the Company, Sociedad Legal Minera “Diecinueve de la Hoyada de Maricunga”, is the amount of THREE MILLION ONE-HUNDRED AND FIFTY THOUSAND DOLLARS (US$3,150,000) of the United States of America that is paid and will be paid in the following manner and opportunities: (a) The Buyer pays in the hereby act, cash down and in cash, the sum of one-million dollars (US$1,000,000) of the United States of America, the Seller declaring that he has received such sum to his entire satisfaction, (b) The balance of the purchase-sale price, amounting to the sum of two million one hundred and fifty thousand Dollars, of the United States of America must be paid by the Buyer to the Seller, Mr. Jose Resk Nara, in two installments: The first installment maturing on July 16, 2013, for one million dollars of the United States of America; the second installment, maturing on October 16, 2013, for the sum of on

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million one-hundred and fifty thousand dollars of the United States of America, (c) At each payment time of the fees of the price balance, Mr. José Resk Nara must subscribe a reception deed, which will have to be extended before the authorizing Notary Public of the hereby instrument or whoever surrogates or replaces him, in the second of which the pledge will be released and the prohibition in the last of which the mortgage will be released and the prohibition of Clause Seven of this instrument to caution the payment of the price balance that is constituted by this instrument, so that it can guarantee the payment of such balance that is constituted by this instrument, (d) In case that the date that corresponds to any payment falls on a Saturday, Sunday or holiday, the payment of the respective installment will have to be made on the following working day, considering for such purpose only the days from Monday to Friday of each week. The parties hereto waive from this point on any resolutive action that could be relevant. SIX: STATUS OF THE SHARES. The mining shares which are the objective of this purchase-sale are sold in the status in which they are currently found, duly covered, with all its uses, rights, customs, rights of way, both active or passive, free from all encumbrances, prohibitions, embargos or pending litigation, the Seller responding to the remediation of the eviction in conformance with the law. SEVEN: MORTGAGE AND PROHIBITION. Seven.1. Through the hereby instrument and with the purpose of guaranteeing payment by the Buyer of the balance of the price to the Seller, detailed in letter (b)of Clause Five above, and due to the fact that on consolidating all the shares of the company Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” in the hands of Minera Li Energy SpA, according to what is provided for by Article 199 No. 2 of the Mining Code, such company has ended up taking the ownership of the Properties in Minera Li Energy SpA, this duly represented, constitutes in favor of Mr. José Resk Nara, who accepts, a first degree mortgage of the Properties and the prohibition to levy, transfer, or dispose in any way the referred to Properties, or to

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enter into acts or contracts that limit or affect the property, possession or ownership of the same, without the prior and written consent of the mortgage creditor. 7.2. The mortgage creditor expressed his agreement on facilitating the Buyer with the possibility of obtaining financing from financial institutions of re-known solvency to develop a project that comprises the Properties and, therefore, expresses from this point on, his willingness to postpone his guarantee to the one that must be granted to such institutions with such purpose, if its so required by the Buyer with due justification, providing that the credit of the mortgage creditor is not impaired. EIGHT: ASSIGNMENT OF RIGHTS. It is hereby agreed, from this point on, that the Buyer is granted the faculties to be able to assign, whether totally or in part, the rights and obligations that are derived from the hereby Contract, being the assignee responsible for the same obligations as those that the Buyer contracts in this instrument and regarding which it will have to leave express evidence in the assignment Contract, being enough to the above, by sending the Seller a notification in writing regarding such assignment, to which a faithful copy of the Assignment Contract will have to be attached. The Seller will not be able to assign any of his rights and obligations without the prior written consent of the Buyer. NINE: FORCE MAJEURE. It is therefore agreed that the obligations that are assumed by the Buyer in virtue of this Contract in favor of the Seller will be suspended in cases where there are events that constitute force majeure, according to the manner in which such concept is defined by Article No. 45, of the Civil Code, specially comprising events such as, but without it being limited to, expropriation or the seizing of the installations, compliance of orders or requirements from any government authority, opposition of the title holders or any third party regarding access to the surface lands comprised by the Properties that impede or make difficult performing exploration tasks in the Properties, acts of war, rebellion, sabotage, and detriment that results from them, fires, floods, earthquakes, explosions or accidents, popular

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riots, illegal strikes or any other similar cause, whether they are of the same class or nature or that have not been within the control of the Buyer, and that, even on exercising a reasonable care, they could not have been prevented. The Buyer will have to notify the Seller, in writing, of any case of force majeure within the time period of ten working days, starting from the date in which such event has occurred. Once the event has ended, which will also have to be communicated by the Buyer in writing, compliance of the obligations will be renewed immediately. TEN: RATE OF EXCHANGE. The amounts of money expressed in Dollars of the United States of America in this Contract, will be settled in Pesos, national currency, at the rate of exchange of the observed dollar of the United States of America published in the Official Gazette on the working day prior to the Chapter One of the Compendium of Standards and International Exchange. If there is no such rate of exchange, the arte of exchange referred to in Article Twenty, Paragraph One of Law 18,010 will be applied. ELEVEN: JURISDICTION. For all the purposes derived from the purchase-sale that are accounted for in this deed, the parties hereto come to constitute their residence in the city and district of Santiago. TWELVE: ARBITRATION. If there is any discrepancy, difficulty, difference of opinion or controversy between the parties hereto in relation to the enforcement of this Contract, the validity, interpretation, non-compliance, partial compliance, execution or total or partial non-execution or resolution of the same or of any other cause in relation to this agreement will be solved by means of arbitration, the respective arbitrator will be appointed according to the Regulation of the Center or Arbitration of the Chamber of Commerce of Santiago A.G., whose provisions are evident in public deed dated December 10, 1992 granted in the Public Notary of Santiago of Mr. Sergio Rodríguez Garcés, and its later modifications, which forming an integral part of this clause, the parties hereto declare to know and accept. The parties hereto will appoint the joint arbitrator by mutual agreement and in case of disagreement , the

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parties hereto confer special irrevocable mandate to the Chamber of Commerce of Santiago A.G., so that, upon written request by any of them, it appoints an arbitrator, who will have the nature as a joint arbitrator, from among the members of the arbitrational entity of the Arbitration Center of this Chamber, who is or has been a Mining Law Professor of any of the faculties of the Universities of Chile or the Catholic University of Chile or, in its defect, a Professor of Civil Law of any of such faculties, for at least ten consecutive years. Against any of the resolutions of the arbitrator no recourse whatsoever will proceed for which the parties hereto expressly waive them. The arbitrator is specially granted the faculty to resolve all issues related to their competence and/or jurisdiction. THIRTEEN: COMMUNICATION AND NOTIFICATIONS. Any notice and notification that one of the parties hereto must send the other according to what is stipulated in the hereby Contract and providing that it does not consider any special form of notification must be forwarded in writing, in Spanish, and it will be deemed to have been delivered if the party notified receives it in their residence indicated at the start of this Contract or, if it sent by registered mail, the forwarded will be done by a Notary Public with pre-paid post and the letter is addressed to such party at the aforementioned residence. In the notifications by registered letter, the party to whom it is addressed will be understood to be notified on the fifth working day after it is forwarded. Any of the parties hereto can, by notice sent to the other party in the manner foreseen in this Clause, can change their residence for receiving such notifications. The notices can also be sent by fax or e-mail, having in any case to send the original by mail or hand within the following twenty-four hours. FOURTEEN: EXPENSES. Expense, taxes, notary rights and those of the Registrar that are caused by the granting and inscription of the hereby deed will be at the expense of the Buyer. FIFTEEN: AUTHORIZATION. Ms. ENA CRISTINA MORALES, spouse of the appearing Seller Mr. JOSÉ RESK

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NARA, Chilean, housewife, National Identification No. 4.151.293-8, and of the same residence as her spouse, expounds that she grants faculties to her spouse to enter into the hereby Contract, which she declares to know and accept in all its parts, in conformance with what has been provided for in Article No. 1749 of the Civil Code. SIXTEEN: SINGLE AND DEFINITE AGREEMENT. The appearing parties hereto hereby declare that the hereby purchase-sale Contract constitutes the single and definite agreement between them regarding the shares. SEVENTEEN: FACULTY. The bearer of an authorized copy of this deed is granted the faculties to require inscriptions, sub-inscriptions and annotations that were to proceed, particularly of mortgages and prohibitions that are constituted in the hereby act. Without detriment to the aforementioned, both parties confer special power of attorney to Mr. Jorge Cristian Santelices and to Ms. Karin Soledad Muñoz Martel so that they may subscribe in representation of their principals appearing in the hereby deed, public or private instruments that are required to specify, clarify, rectify or add to the hereby deed in what is related to the individualization and specification of the shares and mining Properties subject of the hereby Contract or of its respective titles and to clarify, rectify or add information, background information or quotes from the deeds, inscriptions or any other type that is accounted for in this instrument, being able to grant one or more records in conformance with what has been provided for in the Mining Code, in the Regulation of the Register of the Registrar of Minas and/or Real Estate Property, according to what corresponds. EIGHTEEN: COPIES. This purchase-sale Contract is subscribed in two identical copies, leaving one in the hands of each party. LEGAL CAPACITIES: The legal capacity of Messrs. Luis Sáenz Rocha and Carlos Roberto Gaona Velasco to represent MINERA LI ENERGY SpA is evidenced in public deed dated February 2, 2012, in the Public Notary of Santiago, of Mr. Patricio Zaldívar Mackenna.- Record, drafted by the attorney Mr. Cristian Quinzio Santelices.- In evidence and prior to

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reading the parties subscribe. A copy is given.- Noted in the Digest of Public Instruments under No. 735 / 2013. In witness thereof.

CARLOS ROBERTO GAONA VELASCO

C.N.I. (National Identification Number) No. 6.979.101-8

Acting in representation of

MINERA LI ENERGY SpA

R.U.T. (Single Taxing Number) No. 76.102.972-K

PASSPORT NO. 2233208

In representation of

MINERA LI ENERGY SpA

R.U.T. No. 76.102.972-K

REGISTRAR OF MINES

COPIAPO

Corresponds to Rep. N° 736/2013.- In witness thereof.-

JOSE RESK NARA
C.N.I. N° 3.617.130-8

INA CRISTINA MORALES C.N.I.

N° 4.151.293-8

testimonio
selló con est:

HERNAN

ADVISOR ACTING ON MY BEHALF

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NOTARY INSTRUCTIONS

In Copiapo, on April 16, 2013, appear before me: Mr. José Resk Nara, Chilean, married, mining entrepreneur, National Identification No. 3.617.130-8, bearing legal residence in this city, at Calle Chañarcillo No. 715, hereinafter indistinctly referred to as el “Seller”;, on the one hand; and on the other hand, MINERA LI ENERGY SpA, stock company of the mining trade activity, incorporated according to the laws of Chile, Single Taxing No. 76.102972-K, represented hereto by Messrs. Luis Sáenz Rocha, Bolivian, married, economist, passport of the Republic of Bolivia No. 2233208, and Carlos Roberto Gaona Velasco, Chilean, married, civil engineer, National Identification No. No. 6.979.101-1, all bearing legal residence for these purposes on Calle Marchant Pereira 150, Oficina 803, District of Providencia, Santiago and passing in this city, hereinafter indistinctly el “Buyer”; who come to provide the following instructions to the Notary Public Mr. Hernán Cañas Valdés or whoever surrogates or succeeds him, in relation to the Shares Purchase-Sale Contract entered into on this same date and in the same public notary among those appearing before me, Rep. No. 736/2013, referring to fifty company shares, in Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga" owned by the Seller (hereinafter the “Shares"), Company that is inscribed on page 41, No. 16, of the Register of Property of the Registrar of Mines of Copiapo dated 1981, and on pages 54, back of page, No. 25, Book No. 96 of the Shareholders’ Register of the Registrar of Mines of Copiapo dated 2003 (hereinafter la '‘Company’’):

1. The Endorsable On-Sight Deposit, No. 2909839, issued on April 15, 2013 of the BICE Bank is left in the hands of the Notary Public, whose beneficiary is Mr. Mr. José Resk Nara, for the sum of US$1,000,000 in capital.-

2. The document individualized in No. 1 above, can only be withdrawn and delivered to the Seller, or to whomever represents him, when the following conditions precedent are complied with in an objective and with all:

a) That it be credited that the shares that are the object of the Purchase-Sale Contract are duly inscribed on behalf of the Buyer Minera Li Energy SpA in the Shareholders' Register and that the corresponding marginal annotation be made en el inscription of the incorporation of the Company in the Property Register, respectively, both of the Registrar of Mines of Copiapo;

b) That the shares that are the object of the purchase-sale Contract are free from all encumbrances, prohibitions and litigation.

c) That it is credited that the group of mining Properties called “Cocina Diecinueve al Veintisiete”, whose constitutive sentence and measurement minutes are inscribed on page 392, No. 150, of the Register of Property of the Registrar of Mines of Copiapo corresponding to 1937, owned by the Company, who property deed registers archived on page 40, back of page, No. 15, of the Property Register dated 1981 of the same Registrar of Mines, are free from all encumbrances, prohibitions and litigation, with the exception of the Mortgage and Prohibition are constituted in the same purchase-sale deed in favor of the Seller to guarantee payment of the balance of the purchase-sale price.

3. Through the hereby act Minera Li Energy SpA assumes the commitment to reimburse to the Seller, the difference between the value in which a bank of the city, buys sum that is accounted for in the fixed term deposit, that is in the hands of this Notary and the value that the observed Dollar has on the date in which the exchange is made.

4. In case that the aforementioned is not carried out within the time period of ninety days starting from this date, the parties hereto grant faculties to the Notary Public to deliver the aforementioned document to the Buyer.

REGISTRAR OF MINES

COPIAPO

DIGEST No. 736/2013	vor.-

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SHARES PURCHASE SALE CONTRACT

OF

THE COMPANY, SOCIEDAD LEGAL MINERA "COCINA
DIECINUEVE DE LA HOYADA DE MARICUNGA”

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MINERA LI ENERGY SpA

TO

CARLOS ALFONSO IRIBARREN IRIBARREN

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Copiapó, Republic of Chile, on the sixteenth of April, 2013, before me, HERNAN CAÑAS ES, Attorney, Notary Public and Registrar of Mines and Title Holder of this Province with offices on Calle O'Higgins No. 676, Appear before me on the one hand, Mr. CARLOS ALFONSO IRIBARREN IRIBARREN, Chilean, married, mining entrepreneur, National Identification No. 6.671.097-1, bearing legal residence in this city, at Luis Flores No. 380, Condominio Amancai, hereinafter indistinctly referred to as the “Seller”; on the one hand, and on the other hand, MINERA LI ENERGY SpA, stock company of the mining trade activity, incorporated according to the laws of Chile, Single Taxing No. 76.102.972-K, represented hereto by Messrs. Luis Sáenz Rocha, Bolivian, married, economist, passport of the Republic of Bolivia No. 2233208, and Carlos Roberto Gaona Velasco, Chilean, married, civil engineer, National Identification No. 6.979.101-1, all bearing legal residence for these purposes on Calle Marchant Pereira 150,

Oficina 803, District of Providencia, Santiago and passing in this city, hereinafter indistinctly the “Buyer”; those appearing before me, of legal age, who credit their identities with the aforementioned identification cards and therefore expound as follows: ONE: BACKGROUND INFORMATION. 1.1. Mr. Carlos Alfonso Iribarren Iribarren is the title holder of fifty shares of the Company, Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” (hereinafter the “Company”), Company that is inscribed on page 41, No. 16, of the Register of Property of the Registrar of Mines of Copiapo dated 1981; and on pages 54, back of page, No. 25, Book No. 96 of the Shareholders’ Register of the Registrar of Mines of Copiapo dated 2003. The remaining fifty shares of the referred to company are the property of Mr. José Resk Nara. 1.2. The Company, Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” is the exclusive owner and title holder of the group of mining properties called “Cocina Diecinueve al Veintisiete”, whose constitutive sentence and measurement minutes are inscribed on Page 392, No. 150, of the Register of Property of the Registrar of Mines of Copiapo corresponding to 1937. Its property deed registers archived on page 40, back of page, No. 15, of the Property Register dated 1981 of the same Registrar of Mines. 1.3. That the parties hereto come to enter into the following shares purchase sale contract of the Company, Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga”, hereinafter the “Contract”. TWO: DEFINITIONS. 2.1. “Shares”: The parties hereto agree that the shares indicated in Clause One above, No. 1.1, will be called hereinafter for the

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REGISTRAR OF MINES

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purposes of this Contract, "Shares". 2.1 “Properties”: For the purpose of the hereby Contract, “Properties” will be understood to be, those individualized in No. 1.2 above. THREE: DECLARATIONS OF THE SELLER. Mr. Carlos Alfonso Iribarren Iribarren hereby expressly declares as follows: (a) That he is the exclusive owner of the fifty company shares of Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” individualized in No. 1.1 of clause one above, and that such Shares are free from all levies, sales promise, usufruct, resolutive condition, pledge, prohibition, interdiction, embargo and pending litigation, as well as any impediment that could affect its free use, enjoyment and disposition; that such Shares are in its position and are of his free disposition, and that he has no knowledge of possible litigation that could affect such Shares; (b) That the mining Properties that he is owner of in such company are duly incorporated and in force and effectively covered with all its fully and timely patents paid; (c) That such Properties do not overlap any rights from third parties that could have inhabited such lands to explore and/or exploit substances that can be subject to concession in the same area where such Properties are found; (d) That the shares were acquired with a legal title, in good faith, according to the law, regulations and other applicable standards; (e) That the process for incorporating the Properties owned by the Company was carried out according to the law, regulation and other applicable standards; (f) That the subscription of this Contract, as well as its execution will not contravene or violate any other Contract or agreement in force entered into, both in terms of him as well as the Company; (g) That there is no Contract or agreement in force that is directly or indirectly related with the shares or with this Contract, and that there is no Contract or agreement that could affect the rights established in favor of the Buyer according to this instrument; (h) That there is no pending trial in which he or the Company is a part of or that he or the company is a third party of, and that is related with the title holding property of the Seller over the shares, and he does not have any knowledge of the existence of possible faults that could affect the shares or the Properties or of any pending judicial actions that affect or could affect, or that are related to, or that are related in any manner with the shares and the aforementioned Properties; (i) In the area covered by the freehold Properties of the referred to company, there are no other mining rights of their property or of people related to the Seller. These declarations are considered determining and essential for entering into the hereby Contract. 3.2. Mr. Carlos Alfonso Iribarren Iribarren hereby declares that until midnight on April 15, of this year, he had enforce a purchase option contract for his fifty shares, whose beneficiary was the Company Simbalik Group Inversiones Limitada, ex-Simbalik Internacional S.A., Contract that is evident on the public deed granted dated December 2, 2009 in this Public Notary, Digest No. 2149/2009 (hereinafter the “Option Contract”), which had the following modifications: (a) The one that is evident in public deed subscribed before this Public Notary dated January 20, 2011, Digest No. 118 / 2011; (b) The one that is evident in public deed subscribed before this Public Notary dated July 24, 2011, Digest No. 1305 / 2012, rectified and supplemented by public deed dated August 6, 2012, granted in the Public Notary

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REGISTRAR OF MINES

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of Santiago of Mr. Raúl Iván Perry Pefaur, Digest No. 35,698; (c) The one that is evident in public deed subscribed before this Public Notary dated November 9, 2012, Digest No. 2021 / 2012. As is evident in Clause 2 of the last one of the modifications referred to in letter (c) above, the purchase time period of the shares matured at midnight on April 15, 2013. According to Clause 3, No. 4, of the Option Contract, the acceptance of the offer should have been materialized within the time period that expired at the aforementioned time by public deed granted before Notary Public Mr. Hernán Cañas Valdés, his alternate or successor, before which the payment of the fee of five-million United States of America Dollars (US$5,000,000) should have been made, which also matured at midnight on April 15, 2013, sum that should have been distributed in equal parts between Mr. Carlos Alfonso Iribarren Iribarren and Mr. José Resk Nara, Offering Seller of the remaining fifty shares of the Company. 3.3. As is evident for the authorizing Notary Public, which he has certified in the document authenticated under No. 54 of the Registrar of Public Instruments, corresponding to the second quarter of the hereby Public Notary and on the same date and digest, within the time period that matured at midnight April 15, 2013, the beneficiary of the Option Contract, the Company Simbalik Group Inversiones Limitada (hereinafter “Simbalik”), ex Simbalik Internacional S.A., did not accept the purchase option for the shares, both of the party subscribing and of Mr. José Resk Nara, as well as the fact that it did not leave in the hands of this referred to Notary Public a check in Dollars of the United States of America, nominative extended on behalf of each one of the offering parties, for the amount of two million five-hundred Dollars of the United States of America (US$ 2,000,000) each, according to what is stated in No.3, of Clause Four of the Option Contract. As the result of not granting the acceptance public deed of the purchase offer for the shares, as well as the non-delivery of the balance of the purchase-sale price, in the manner considered in the Option Contract, and due to the strict application of what has been agreed by the parties hereto in No. 5 of Clause Three of the same Contract, since Simbalik omitted, payment of the fee for the balance of the price that matured on midnight of April 15, 2013, it was understood that this Company desisted from accepting the purchase option for the shares. Further still, evidence is left that Clause Twelve of the Option Contract, provided that in case that Simbalik does not exercise the option within the enforcement period of the Option Contract, which matured at midnight on April 15, 2013, it must be understood that it waived such purchase option, starting from that date, ceasing all agreed to obligations in such contract for Simbalik, with the exception of those expressly maintained in force. 3.4. Given the withdrawal of the purchase option of the shares conferred to Simbalik in the Option Contract, option that is understood to be withdrawn according to the same Contract, the Registrar of Mines of Copiapo must go on and leave without effect the inscription of the Option Contract that is evident on page No. 20 and on page No. 23, No. 21, both from the Book of Encumbrances and Prohibitions of the Shareholders’ Register of the Registrar of Mines of Copiapo, dated 2009, as well as the marginal annotations that are evident in Nos. 3 and 4 of the inscription of the Company of page 41, No. 16, of the Property Register of the

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same Registrar of Mines corresponding to 1981; and the marginal annotations carried out in the inscription of page 287, No. 12 of the Shareholders’ Register, Book No. 51, of the Registrar of Mines of Copiapo dated 1981. Finally and given the application of what has been agreed to between the Company, represented hereto by its shareholders, Messrs. José Resk Nara and Carlos Alfonso Iribarren Iribarren, and Simbalik, in Clause Four of the public deed granted in this same Public Notary dated December 2, 2009, Digest No. 2150 / 2009, on not having exercised the purchase option of the shares that are the object of the Option Contract, which has been left without value and the mortgage and prohibition incorporated regarding the Properties without any effect whatsoever, that are inscribed on page 152, and on the back, No. 57, of the Registrar of Mortgages and Encumbrances, and on page 67, and on the back, No. 36, of the Registrar of Prohibitions and Interdictions, both of the Registrar of Mines of Copiapo, dated 2009. FOUR: PURCHASE-SALE. Through the hereby instrument, Mr. Carlos Alfonso Iribarren Iribarren, sells, assigns and transfers to the Minera Li Energy SpA, who purchases, acquire and accept their representatives already individualized, fifty company shares of Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” that he is the owner of, individualized in No. 1.1 of Clause One above. FIVE: PRICE OF THE PURCHASE-SALE. The price of the purchase-sale of the fifty shares of Mr. Carlos Alfonso Iribarren Iribarren of the Company, Sociedad Legal Minera “Diecinueve de la Hoyada de Maricunga”, is the amount of FOUR MILLION ONE-HUNDRED AND FIFTY THOUSAND DOLLARS (US$4,150,000) of the United States

of America that is paid and will be paid in the following manner and opportunities: (a) The Buyer pays in the hereby act, cash down and in cash, the sum of one-million dollars (US$1,000,000) of the United States of America, the Seller declaring that he has received such sum to his entire satisfaction. (b) Dated July 16, 2013, the Buyer must pay the Seller, the sum of one-million dollars (US$1,000,000) of the United States of America. (c) With the sum of six-hundred and fifty thousand Dollars (US$ 650,000)of the United States of America to be paid on October 16, 2013, (d) The balance of the purchase-sale price, amounting to the total sum of one-million five-hundred thousand Dollars (US$1,500,000) of the United States of America must be paid by the Buyer to the Seller, Mr. Carlos Alfonso Iribarren Iribarren, in 15 annual, equal and successive installments of one-hundred thousand Dollars (US$ 100,000) of the United States of America each, the first installment maturing on April 16, 2014 and the last one on April 16, 2028, (e) At each payment time of the fees of the price balance, Mr. Carlos Alfonso Iribarren Iribarren must subscribe a reception deed, which will have to be extended before the authorizing Notary Public of the hereby instrument or whoever surrogates or replaces him, in the last of which the mortgage will be released and the prohibition of Clause Seven of this instrument to caution the payment of the price balance that is constituted by this instrument, (f) In case that the date that corresponds to any payment falls on a Saturday, Sunday or holiday, the payment of the respective installment will have to be made on the following working day, considering for such purpose only the days from Monday to Friday of each week.

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The parties hereto waive from this point on any resolutive action that could be relevant. SIX: STATUS OF THE SHARES. The mining shares which are the objective of this purchase-sale are sold in the status in which they are currently found, duly covered, with all its uses, rights, customs, rights of way, both active or passive, free from all encumbrances, prohibitions, embargos or pending litigation, the Seller responding to the remediation of the eviction in conformance with the law. SEVEN: MORTGAGE AND PROHIBITION. Seven.1. Through the hereby instrument and with the purpose of guaranteeing payment by the Buyer of the balance of the price to the Seller, detailed in letters (b), (c) and (d) of Clause Five above, and due to the fact that on consolidating all the shares of the company Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga” in the hands of Minera Li Energy SpA, according to what is provided for by Article 199 No. 2 of the Mining Code, such company has ended up taking the ownership of the Properties in Minera Li Energy SpA. In consideration of such situation and in order to guarantee to Mr. Carlos Alfonso Iribarren Iribarren the payment of the balance price of the purchase-sale of the Shares detailed in Clause Five, setter (b), (c) and (d) above, through the hereby instrument Minera Li Energy SpA, is duly represented, constitutes in favor of Mr. Carlos Alfonso Iribarren Iribarren, a first degree mortgage of the Properties and the prohibition to levy, transfer, or dispose in any way the referred to Properties, or to enter into acts or contracts that limit or affect the property, possession or ownership of the same, without the prior and written consent of the mortgage creditor. 7.2. The mortgage creditor expressed his agreement on facilitating the Buyer with the possibility of obtaining financing from financial institutions of re-known solvency to develop a project that comprises the Properties and, therefore, expresses from this point on, his willingness to postpone his guarantee to the one that must be granted to such institutions with such purpose, if its so required by the Buyer with due justification, providing that the credit of the mortgage creditor is not impaired. EIGHT: ASSIGNMENT OF RIGHTS. It is hereby agreed, from this point on, that the Buyer is granted the faculties to be able to assign, whether totally or in part, the rights and obligations that are derived from the hereby Contract, being the assignee responsible for the same obligations as those that the Buyer contracts in this instrument and regarding which it will have to leave express evidence in the assignment Contract, being enough to the above, by sending the Seller a notification in writing regarding such assignment, to which a faithful copy of the Assignment Contract will have to be attached. The Seller will not be able to assign any of his rights and obligations without the prior written consent of the Buyer. NINE: FORCE MAJEURE. It is therefore agreed that the obligations that are assumed by the Buyer in virtue of this Contract in favor of the Seller will be suspended in cases where there are events that constitute force majeure, according to the manner in which such concept is defined by Article No. 45, of the Civil Code, specially comprising events such as, but without it being limited to, expropriation or the seizing of the installations, compliance of orders or requirements from any government authority, opposition of the title holders or any third party regarding access to the surface lands comprised by the

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Properties that impede or make difficult performing exploration tasks in the Properties, acts of war, rebellion, sabotage, and detriment that results from them, fires, floods, earthquakes, explosions or accidents, popular riots, illegal strikes or any other similar cause, whether they are of the same class or nature or that have not been within the control of the Buyer, and that, even on exercising a reasonable care, they could not have been prevented. The Buyer will have to notify the Seller, in writing, of any case of force majeure within the time period of ten working days, starting from the date in which such event has occurred. Once the event has ended, which will also have to be communicated by the Buyer in writing, compliance of the obligations will be renewed immediately. TEN: RATE OF EXCHANGE. The amounts of money expressed in Dollars of the United States of America in this Contract, will be settled in Pesos, national currency, at the rate of exchange of the observed dollar of the United States of America published in the Official Gazette on the working day prior to the Chapter One of the Compendium of Standards and International Exchange. If there is no such rate of exchange, the arte of exchange referred to in Article Twenty, Paragraph One of Law 18,010 will be applied. ELEVEN: JURISDICTION. For all the purposes derived from the purchase-sale that are accounted for in this deed, the parties hereto come to constitute their residence in the city and district of Santiago. TWELVE: ARBITRATION. If there is any discrepancy, difficulty, difference of opinion or controversy between the parties hereto in relation to the enforcement of this Contract, the validity, interpretation, non-compliance, partial compliance, execution or total or partial non-execution or resolution of the same or of any other cause in relation to this agreement will be solved by means of arbitration, the respective arbitrator will be appointed according to the Regulation of the Center or Arbitration of the Chamber of Commerce of Santiago A.G., whose provisions are evident in public deed dated December 10, 1992 granted in the Public Notary of Santiago of Mr. Sergio Rodríguez Garcés, and its later modifications, which forming an integral part of this clause, the parties hereto declare to know and accept. The parties hereto will appoint the joint arbitrator by mutual agreement and in case of disagreement , the parties hereto confer special irrevocable mandate to the Chamber of Commerce of Santiago A.G., so that, upon written request by any of them, it appoints an arbitrator, who will have the nature as a joint arbitrator, from among the members of the arbitrational entity of the Arbitration Center of this Chamber, who is or has been a Mining Law Professor of any of the faculties of the Universities of Chile or the Catholic University of Chile or, in its defect, a Professor of Civil Law of any of such faculties, for at least ten consecutive years. Against any of the resolutions of the arbitrator no recourse whatsoever will proceed for which the parties hereto expressly waive them. The arbitrator is specially granted the faculty to resolve all issues related to their competence and/or jurisdiction. THIRTEEN: COMMUNICATION AND NOTIFICATIONS. Any notice and notification that one of the parties hereto must send the other according to what is stipulated in the hereby Contract and providing that it does not consider any special form of notification must be forwarded in writing, in Spanish, and it will be deemed to have been delivered if the party notified receives

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it in their residence indicated at the start of this Contract or, if it sent by registered mail, the forwarded will be done by a Notary Public with pre-paid post and the letter is addressed to such party at the aforementioned residence. In the notifications by registered letter, the party to whom it is addressed will be understood to be notified on the fifth working day after it is forwarded. Any of the parties hereto can, by notice sent to the other party in the manner foreseen in this Clause, can change their residence for receiving such notifications. The notices can also be sent by fax or e-mail, having in any case to send the original by mail or hand within the following twenty-four hours. FOURTEEN: EXPENSES. Expense, taxes, notary rights and those of the Registrar that are caused by the granting and inscription of the hereby deed will be at the expense of the Buyer. FIFTEEN: AUTHORIZATION. Ms. Luisa del Carmen Marin Soto, spouse of the appearing Seller Mr. CARLOS ALFONSO IRIBARREN IRIBARREN, present in the hereby Act, Chilean, professor, National Identification No. No. 7.331.077-6 of the same residence as her spouse, expounds that she grants faculties to her spouse to enter into the hereby Contract, which she declares to know and accept in all its parts, in conformance with what has been provided for in Article No. 1749 of the Civil Code. SIXTEEN: SINGLE AND DEFINITE AGREEMENT. The appearing parties hereto hereby declare that the hereby purchase-sale Contract constitutes the single and definite agreement between them regarding the shares. SEVENTEEN: FACULTY. The bearer of an authorized copy of this deed is granted the faculties to require inscriptions, sub-inscriptions and annotations that were to proceed, particularly of mortgages and prohibitions that are constituted in the hereby act. Without detriment to the aforementioned, both parties confer special power of attorney to Mr. Jorge Cristian Quinzio Santelices and to Ms. Karin Soledad Muñoz Martel so that they may subscribe in representation of their principals appearing in the hereby deed, public or private instruments that are required to specify, clarify, rectify or add to the hereby deed in what is related to the individualization and specification of the shares and mining Properties subject of the hereby Contract or of its respective titles and to clarify, rectify or add information, background information or quotes from the deeds, inscriptions or any other type that is accounted for in this instrument, being able to grant one or more records in conformance with what has been provided for in the Mining Code, in the Regulation of the Register of the Registrar of Minas and/or Real Estate Property, according to what corresponds. EIGHTEEN: COPIES. This purchase-sale Contract is subscribed in two identical copies, leaving one in the hands of each party. LEGAL CAPACITIES: The legal capacity of Messrs. Luis Sáenz Rocha and Carlos Roberto Gaona Velasco to represent MINERA LI ENERGY SpA is evidenced in public deed dated February 2, 2012, in the Public Notary of Santiago, of Mr. Patricio Zaldívar Mackenna.- Record, drafted by the attorney Mr. Cristian Quinzio Santelices.- In evidence and prior to reading the parties subscribe. A copy is given.- Noted in the Digest of Public Instruments under No. 736 / 2013. In witness thereof.

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REGISTRAR OF MINES

COPIAPO

LUIS FRANCISCO SAENZ ROC

PASSPORT NO. 2233208

Acting on behalf of

MINERA LI ENERGY SpA

R.U.T. No. (Single Taxing No.) 76.102.972-K

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CARLOS R	GAONA

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LUISA DEL CARMEN MARIN SOTO

C.N.I. (NATIONAL IDENTIFICATION NO.)

NO. 7.331.077-6

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NOTARY INSTRUCTIONS

In Copiapo, on April 16, 2013, appear before me: Mr. CARLOS ALFONSO IRIBARREN IRIBARREN, Chilean, married, mining entrepreneur, National Identification No. 6.671.097-1, bearing legal residence in this city, at Luis Flores No. 380, Condominio Amancai, hereinafter indistinctly referred to as el “Seller”;, on the one hand; and on the other hand, MINERA LI ENERGY SpA, stock company of the mining trade activity, incorporated according to the laws of Chile, Single Taxing No. 76.102972-K, represented hereto by Messrs. Luis Sáenz Rocha, Bolivian, married, economist, passport of the Republic of Bolivia No. 2233208, and Carlos Roberto Gaona Velasco, Chilean, married, civil engineer, National Identification No. No. 6.979.101-1, all bearing legal residence for these purposes on Calle Marchant Pereira 150, Oficina 803, District of Providencia, Santiago and passing in this city, hereinafter indistinctly el “Buyer”; who come to provide the following instructions to the Notary Public Mr. Hernán Cañas Valdés or whoever surrogates or succeeds him, in relation to the Shares Purchase-Sale Contract entered into on this same date and in the same public notary among those appearing before me, Rep. No. 736/2013, referring to fifty company shares, in Sociedad Legal Minera “Cocina Diecinueve de la Hoyada de Maricunga" owned by the Seller (hereinafter the “Shares"), Company that is inscribed on page 41, No. 16, of the Register of Property of the Registrar of Mines of Copiapo dated 1981, and on pages 54, back of page, No. 25, Book No. 96 of the Shareholders’ Register of the Registrar of Mines of Copiapo dated 2003 (hereinafter la '‘Company’’):

1.        The Endorsable On-Sight Deposit, No. 2909833, issued on April 15, 2013 of the BICE Bank is left in the hands of the Notary Public, whose beneficiary is Mr. Carlos Alfonso Iribarren Iribarren, for the sum of US$1,000,000 in capital.-

2. The document individualized in No. 1 above, can only be withdrawn and delivered to the Seller, or to whomever represents him, when the following conditions precedent are complied with in an objective and with all:

a) That it be credited that the shares that are the object of the Purchase-Sale Contract are duly inscribed on behalf of the Buyer Minera Li Energy SpA in the Shareholders' Register and that the corresponding marginal annotation be made en el inscription of the incorporation of the Company in the Property Register, respectively, both of the Registrar of Mines of Copiapo;

b) That the shares that are the object of the purchase-sale Contract are free from all encumbrances, prohibitions and litigation.

c) That it is credited that the group of mining Properties called “Cocina Diecinueve al Veintisiete”, whose constitutive sentence and measurement minutes are inscribed on page 392, No. 150, of the Register of Property of the Registrar of Mines of Copiapo corresponding to 1937, owned by the Company, who property deed registers archived on page 40, back of page, No. 15, of the Property Register dated 1981 of the same Registrar of Mines, are free from all encumbrances, prohibitions and litigation, with the exception of the Mortgage and Prohibition are constituted in the same purchase-sale deed in favor of the Seller to guarantee payment of the balance of the purchase-sale price.

3.       Through the hereby act Minera Li Energy SpA assumes the commitment to reimburse to the Seller, the difference between the value in which a bank of the city, buys sum that is accounted for in the fixed term deposit, that is in the hands of this Notary and the value that the observed Dollar has on the date in which the exchange is made.

4.       In case that the aforementioned is not carried out within the time period of ninety days starting from this date, the parties hereto grant faculties to the Notary Public to deliver the aforementioned document to the Buyer.